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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into Voxware, Inc.'s previously filed Registration Statement on Form S-8 File No. 333-27069.

                                        /s/ ARTHUR ANDERSEN LLP

Princeton, New Jersey
August 11, 1999